UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                           Filed by the Registrant |X|
                 Filed by a Party other than the Registrant |_|

                           Check the appropriate box:
                         |_| Preliminary Proxy Statement
              |_| Confidential, for Use of the Commission Only
                       (as permitted by Rule 14a-6(e)(2))
                         |_| Definitive Proxy Statement
                       |X| Definitive Additional Materials
                    |_| Soliciting Material Under Rule14a-12

                           GENERAL MOTORS CORPORATION
 ------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)

 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1) Title of each class of securities to which transaction applies:
------------------------------------------------------------------------------
      2) Aggregate number of securities to which transaction applies:
------------------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
------------------------------------------------------------------------------
      4) Proposed maximum aggregate value of transaction:
------------------------------------------------------------------------------
      5) Total fee paid:
------------------------------------------------------------------------------
|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing. 1) Amount Previously Paid:
------------------------------------------------------------------------------
      2) Form, Schedule or Registration Statement No.:
------------------------------------------------------------------------------
      3) Filing Party:
------------------------------------------------------------------------------
      4) Date Filed:
------------------------------------------------------------------------------

                           GENERAL MOTORS CORPORATION

                     SUPPLEMENTAL PROXY SOLICITING MATERIAL

            IN CONNECTION WITH THE CORPORATION'S 2004 ANNUAL MEETING

                           SCHEDULED FOR JUNE 2, 2004

Stockholders of General Motors Corporation ("GM") entitled to vote at GM's 2004 Annual Meeting are asked to vote in support of the recommendations of the Board of Directors for the reasons set forth in the Proxy Statement which was distributed to stockholders together with the notice of the meeting and on the basis of the information provided below.

The following supplements the position taken by the General Motors Board of Directors in the Proxy Statement of General Motors Corporation relating to its 2004 Annual Meeting with respect to the response to the shareholder proposal set forth as Item Number 5 in that proxy statement:

It has been and continues to be the role of the Presiding Director of GM's Board of Directors to not only review but also approve matters such as agenda for board meetings, the information sent to the board and meeting schedules (both as to when they occur and the sufficiency of time allocated to agenda items). Similarly, the Presiding Director has been and will continue to be elected by the independent directors, can call meetings of the independent directors, serves as liaison between the chairman and the independent directors (although all independent directors are encouraged to freely communicate with the Chairman at any time) and presides at meetings of the board when the chairman is not present. Finally, if requested by major shareholders, the Presiding Director is available for consultation and direct communication.


                                      # # #